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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.   20549

                        ____________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) September 29, 1998
                                                      -----------------------
                                                       (October 13, 1998)

                            KRANZCO REALTY TRUST
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             (Exact Name of Registrant as Specified in Charter)

            Maryland                  1-11478              23-2691327
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  (State or Other Jurisdiction      (Commission           (IRS Employer
        of Incorporation)          File Number)        Identification No.)

     128 Fayette Street, Conshohocken, Pennsylvania            19428
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        (Address of Principal Executive Offices)            (Zip Code)

      Registrant's telephone number, including area code (610) 941-9292
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        (Former Name or Former Address, if Changed Since Last Report)
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

Item 2.   Acquisition or Disposition of Assets.

On September 29, 1998 Kranzco Realty Trust ("Kranzco" or the "Company") completed the acquisition of nine community shopping centers in five midwest and southern states for approximately $88 million (the "Southeast Acquisition"). The purchase price was financed through a first mortgage financing in the amount of $65.9 million from Salomon Brothers Realty Corp. and the balance from borrowings under the Facility (as defined below). The first mortgage financing, which bears interest at 7.0%, requires monthly payments of interest and principal. Principal amortization is based on a 30-year term with a balloon payment due October 2008. Five of the centers are in Georgia and the others are in Ohio, Tennessee, Florida and Virginia. The centers have a total of approximately 1.4 million square feet of gross leaseable area and an overall leased rate of approximately 99%. Wal-Mart is a tenant in nine of the centers and has vacated its space at two of the centers but continues to pay rent in accordance with its leases. Wal-Mart has subleased space at one of these two centers to a third party. Besides Wal-Mart, other well-known anchor retailers are Eckerd Drug, Food Lion, Radio Shack and CVS. After the purchase, Kranzco owns 68 properties in 19 states with a total of approximately 9 million square feet of GLA. The Southeast Acquisition increased Kranzco's GLA by approximately 15 percent.

Kranzco acquired the properties in the Southeast Acquisition from Europco Property Investors II, Ltd., a Georgia limited partnership; Europco Property Investors III, Ltd., a Georgia limited partnership; Europco Property Investors IV, Ltd., a Georgia limited partnership; Secured Properties Investors V, L.P., a Georgia limited partnership; Secured Properties Investors VIII, L.P., a Georgia limited partnership; Secured Properties Investors IX, L.P. a Georgia limited partnership; and Tifton Partners, L.P., a Georgia limited partnership.

Item 5.  Other Events.

On September 29, 1998 Kranzco entered into an amendment to its existing secured, first mortgage loan facility (the "Facility") with Salomon Brothers Realty Corp. The amendment increased the Facility to $100 million and extended the maturity date to July 2000 with an extension option to July 2001. In addition, in order to secure the Facility, the Company granted mortgages on its shopping centers in Bainbridge, Georgia; Carrollton, Georgia; Livonia Michigan; and Trdyffrin, Pennsylvania. As of September 29, 1998 there was $42,000,000 outstanding under the Facility.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired.

          (b)  Pro Forma Financial Information.

Kranzco Realty Trust Pro Forma Combined Condensed Financial Information (Unaudited)

     The accompanying financial statements present the unaudited pro forma combined condensed Balance Sheet of Kranzco Realty Trust after giving effect to the consummation of the Southeast Acquisition, as of June 30, 1998 and the unaudited pro forma combined condensed Statements of Operations of Kranzco Realty Trust for the six months ended June 30, 1998 and for the year ended December 31, 1997.

     The unaudited pro forma combined condensed Balance Sheet as of June 30, 1998 is presented as if the consummation of the Southeast Acquisition had occurred on June 30, 1998. The unaudited pro forma combined condensed Statements of Operations for the six months ended June 30, 1998 and for the year ended December 31, 1997 are presented as if the consummation of the UPI Acquisition, the Georgia Acquisition and the Southeast Acquisition had occurred as of January 1, 1997.

     Preparation of the pro forma financial information was based on assumptions deemed appropriate by the management of Kranzco Realty Trust. The assumptions give effect to the consummation of the UPI Acquisition, the Georgia Acquisition and the Southeast Acquisition in accordance with generally accepted accounting principles, the entity qualifying as a REIT, distributing all of its taxable income and, therefore, incurring no federal income tax expense during the periods presented. The pro forma financial information is unaudited and is not necessarily indicative of the results which actually would have occurred if the transactions had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods. The pro forma information should be read in conjunction with the historical financial statements of Kranzco Realty Trust incorporated by reference into this Form 8-K.

                            Kranzco Realty Trust
                 Pro Forma Combined Condensed Balance Sheet
                             As of June 30, 1998

                                 (Unaudited)

                                   The Company      Southeast   The Company
                                    Historical     Acquisition  (Pro Forma)
                                    ----------   --------------  ----------
                                                (Dollar amounts
                                                 in thousands)

  Assets:
Shopping centers, at cost, net       $439,250        $88,600 (A)   $527,850
Cash and marketable securities          6,255             --          6,255
Restricted cash                         1,505             --          1,505
Rents and other receivables, net        9,536             --          9,536
Prepaid expenses                        1,637             --          1,637
Deferred financing costs, net           1,717            500          2,217
Other deferred costs, net               2,552             --          2,522
Other assets                             780              --            780
                                     --------        -------       --------
Total assets                         $463,202        $89,100       $552,302
========                              =======       ========
  Liabilities:
Mortgages and notes payable          $258,920        $89,100 (A)   $348,020
Tenant security deposits                1,403             --          1,403
Accounts payable and accrued
expenses                                2,510             --          2,510
Other liabilities                         149             --            149
Distributions payable                   6,636             --          6,636
                                     --------        -------       --------
Total liabilities                     269,618         89,100        358,718
                                     --------        -------       --------
Kranzco Series C Preferred Shares       1,337             --          1,337

  Beneficiaries Equity:
Common shares and Preferred shares        135             --            135
Capital in excess of par value        261,742             --        261,742

Cumulative net income available for
  common shares                        37,260             --         37,260
Cumulative distributions on common
  shares                             (106,799)            --       (106,799)
                                    ---------        -------      ---------
                                      192,338             --        192,338
Unearned compensation on restricted
  common shares                           (91)            --            (91)
                                     --------        -------       --------
Total beneficiaries' equity           192,247             --        192,247
                                     --------        -------       --------

Total liabilities, Kranzco Series C
  Preferred Shares and beneficiaries'
  equity                             $463,202        $89,100       $552,302
                                     ========        =======       ========

 The accompanying notes and management's assumptions are an integral part of this statement.
Notes and Management's Assumptions to Pro Forma Combined Condensed
Balance Sheet for Kranzco Realty Trust as of June 30, 1998.

                                                (Dollar amounts in thousands)
(A) Adjustment to reflect acquisition of Southeast Acquisition Properties:

Total Purchase Price and Acquisition Costs                    $88,600

Deferred financing costs                                          500
                                                              -------

                                                              $89,100
                                                              =======
Acquisition paid for by:

First Mortgage                                                $65,900

Credit lines                                                   23,200
                                                              -------

Total Debt                                                    $89,100
                                                              =======

                            Kranzco Realty Trust
                        Pro Forma Combined Condensed
                         Statement of Operations for
                     the Six Months Ended June 30, 1998
                                 (Unaudited)



                                                     Southeast
                                      The Company   Acquisition  The Company
                                      (Historical)  (Pro Forma)  (Pro Forma)
                                       -----------  ----------- -----------
                                                        (a)
                                            (Dollar amounts in thousands
                                          except share and per share data)
REVENUE:
   Minimum rent                          $27,112       $4,154       $31,266
   Percentage rent                           559           40           599
  Expense reimbursements                   5,767          356         6,123
  Other income                                44           --            44
  Interest income                            207           --           207

  Total revenue                           33,689        4,550        38,239

EXPENSES:
  Interest                                 9,904        3,351(b)     13,255
  Depreciation and amortization            6,923        1,094(c)      8,017
  Real estate taxes                        3,360          246         3,606
  Operations and maintenance               4,259          302         4,561
  General and administrative               1,760           --        1,760

  Total expenses                          26,206        4,993        31,199

  Net income (loss)                        7,483        (443)         7,040

DISTRIBUTIONS ON PREFERRED SHARES          4,029           --         4,029

Net income (loss) attributable to
 common shareholders                    $  3,454    $   (443)      $  3,011


Basic and Diluted Earnings
 per Common Share                       $   0.33                   $   0.29

WEIGHTED AVERAGE
NUMBER OF COMMON
SHARES OF BENEFICIAL
INTEREST                              10,435,000                 10,435,000


The accompanying notes and management's assumptions are an integral part of this statement.

                                                        Kranzco Realty Trust
                                                    Pro Forma Combined Condensed
                                                     Statement of Operations for
                                                  the Year Ended December 31, 1997
                                                             (Unaudited)


                                                Georgia Acquisition
                                            UPI      /Issuance of       Payoff
                       The Company  Acquisition    Preferred Shares  of Existing                 Southeast      The Company
                      (Historical)  (Pro Forma)       (Pro Forma)        Debt           Total  Acquisition       Pro Forma
                       -----------   ---------- -------------------  -----------     --------- ------------     -----------
                                         (d)           (e)                                          (a)
                     (Dollar amounts in thousands, except share and per share data)

REVENUE:
 Minimum rent              $47,579       $1,194              $4,668          $--       $53,441       $8,238         $61,679
 Percentage rent             1,163            4                  --           --         1,167          215           1,382
 Expense reimbursements     11,165          152                 692           --        12,009          803          12,812
 Other income                  127           --                  --           --           127           --             127
 Interest income               278           --                  --           --           278           --             278
                           -------        -----              ------          ---        ------       ------          ------

 Total revenue              60,312        1,350               5,360           --        67,022        9,256          76,278


EXPENSES:
 Interest                   18,887          498               1,765(f)    (1,862)(g)    19,288        6,701(b)       25,989
 Depreciation and amortization12,534        228(h)            1,023(i)        --        13,785     2,187(c)          15,972
 Real estate taxes           6,584           83                 394           --         7,061          420           7,481
 Operations and maintenance  8,346           96                 482           --         8,924          644           9,568
 General and administrative  2,877                0              --           --         2,877           --           2,877
                           -------        -----              ------          ---        ------       ------          ------

 Total expenses             49,228          905               3,664       (1,862)       51,935        9,952          61,887

 Net income                 11,084          445               1,696        1,862        15,087         (696)         14,391


 DISTRIBUTIONS ON PREFERRED
  SHARES                     3,565          528               4,275(j)        --         8,368           --           8,368
                           -------        -----              ------          ---        ------       ------          ------
 Net income (loss)
  attributable to
  common shareholders       $7,519         $(83)           $(2,579)       $1,862        $6,719       $(696)          $6,023
                           =======        =====            ========       ======        ======       ======          ======

 NET INCOME PER
  COMMON SHARE               $0.73                                                      $ 0.64                        $0.58

 WEIGHTED AVERAGE
  NUMBER OF COMMON
  SHARES OF BENEFICIAL
  INTEREST              10,342,000                                                  10,426,000                   10,426,000

                     The accompanying notes and management's assumptions are an integral part of this statement.

Footnotes to Pro Forma Combined Condensed Statements of Operations
(unaudited)

(a)  To record the operations of the 1998 Acquisition Properties.


(b)  To record interest on the debt incurred to acquire the 1998 Acquisition
     Properties:

                Rate       Debt  June 30, 1998December 31, 1997

First Mortgage 7.00%    $65,900       $1,153          $4,613
Credit Lines   9.00%     23,200          522           2,088

Total                   $89,100       $1,675          $6,701
                        =======       ======          ======


(c)  To record depreciation and amortization on the Southeast Acquisition
     Properties:

Purchase Price and
 Acquisition Costs      $88,600       $1,034          $2,067

Amortization of deferred
 financing costs            500           60             120
                        -------       ------          ------
                        $89,100       $1,094          $2,187
                        =======       ======          ======

(d) In February 1997, Kranzco acquired from Union Property Investors, Inc. ("UPI") 16 properties located in 11 states for approximately $65 million, aggregating approximately 1.3 million square feet of GLA (the "UPI Acquisition"). This adjustment reflects the operations of UPI.

(e) In December 1997, Kranzco acquired five shopping centers in the Atlanta metropolitan area (the "Georgia Properties") aggregating approximately 650,000 square feet of GLA, for approximately $44 million (the "Georgia Acquisition"). This adjustment reflects the operations of the Georgia Properties.

(f) To reflect interest expense of debt assumed and the additional borrowings as a result of the Georgia Acquisition:

                                                 December 31,
                                                    1997

          Debt assumed                            $20,435

          Interest expense
          at various rates                         $1,765

(g) To record the repayment of debt outstanding and the related reduction of interest expenses as follows:

     Principal amount of debt repayment           $19,894
     Interest expense reduction on debt repayment  $1,862

(h) The depreciation and amortization include pro forma adjustments as a result of the UPI Acquisition.

(i) To reflect depreciation expense over a 30-year life as a result of the Georgia Acquisition as follows:

                                                December 31,
                                                   1997
                                                ------------
     Depreciable basis
     of the Georgia Properties                    $30,702

     Depreciation expense                         $1,023


(j)  To record the distributions on the issuance of
     Series D Preferred Shares:                 December 31,
                                                     1997
                                                -------------
     Shares issued                                 1,800
     Face amount per share                        $ 25.00
     Gross Proceeds                               $45,000
     Distribution rate                              9.50%
     Distributions                                $ 4,275

(c)  Exhibits

10.1 Amendment to Loan Agreement and Guaranty, dated as of September 29, 1998, made by and among Kranzco Realty Trust, the Borrowers named therein, Salomon Brothers Realty Corp. and LaSalle National Bank.

10.2 Amended and Restated Global Promissory Note, dated September 29, 1998, made by the Borrowers named therein in favor of Salomon Brothers Realty Corp.

23.1 Consent of Independent Public Accountants - Arthur Andersen LLP.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     October 13, 1998

                                   KRANZCO REALTY TRUST



                                   By:/s/ Robert H. Dennis
                                       ------------------------------
                                       Name:  Robert H. Dennis
                                       Title: Chief Financial Officer

                                EXHIBIT INDEX


10.1 Amendment to Loan Agreement and Guaranty, dated as of September 29, 1998, made by and among Kranzco Realty Trust, the Borrowers named therein, Salomon Brothers Realty Corp. and LaSalle National Bank.

10.2 Amended and Restated Global Promissory Note, dated September 29, 1998, made by the Borrowers named therein in favor of Salomon Brothers Realty Corp.

23.1 Consent of Independent Public Accountants - Arthur Andersen LLP